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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 April 30, 2004


                         EasyLink Services Corporation
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             (Exact name of registrant as specified in its charter)


           Delaware                      000-26371               13-3787073
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)


                  33 Knightsbridge Road, Piscataway, NJ 08854
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                    (Address of principal executive offices)



Registrant's telephone number, including area code                (732) 652-3500



                                      N/A
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          Former Name or Former Address, if Changed Since Last Report

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ITEM 5.  OTHER EVENTS

         December 31, 2003 Form 10-K

         The Company's Form 10-K for the year ended December 31, 2003 contained the following errors in the Statement of Stockholders' Equity (Deficit) and Comprehensive Loss and in footnote (13) Stock Options:

         (a) The line item "Cumulative foreign exchange currency translation" contained in the 2003 portion of the Statement of Stockholders' Equity (Deficit) and Comprehensive Loss (page 47 of the Form 10-K) was presented as "(20)" and should have been presented as "(26)."

         (b) The following line items in the first table in footnote (13) Stock Options (page 76 of the Form 10-K) contained the following errors:

         (i) The weighted average exercise price of options outstanding at the end of 2002/beginning of 2003 was presented as "$0.67" for the end of 2002 and "$6.64" for the beginning of 2003, and both numbers should have been "$6.80."

         (ii) The number of options granted during 2003 and the weighted average exercise price of such options were presented as "2,465,131" and "$1.10", respectively, and should have been "2,470,131" and "$1.14," respectively.

         (iii) The weighted average exercise price of options canceled in 2003 was presented as "$20.44" and should have been "$7.23."

         (iv) The weighted average exercise price of options exercised in 2003 was presented as "$14.73" and should have been "$0.98."

         (v) The number of options outstanding at the end of 2003 and the weighted average exercise price of such options were presented as "4,876,980" and "$2.90," respectively, and should have been "4,881,980" and "$4.00," respectively.

         (c) The following line items in the second table in footnote (13) Stock Options (page 76 of the Form 10-K) contained the following errors:

         (i) The column heading "Weighted Average Remaining Number Outstanding" should have been "Number Outstanding" and the number of options outstanding at the end of 2003 having a range of exercise prices from $1.58-2.30 was presented as "676,410" and should have been "681,410."

         (ii) The total number of options outstanding at the end of 2003 was presented as "4,876,980" and should have been "4,881,980."

                                   SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 30, 2004

                                        EASYLINK SERVICES CORPORATION


                                        By  s/ Thomas Murawski
                                           -------------------------------------
                                           Thomas Murawski, Chief Executive
                                           Officer and President